Exhibit 99.2

FRED LAMPROPOULOS Chairman & CEO Raul Parra CFO Third Quarter 2019 Results; Revised 2019 Guidance Exhibit 99.2

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation and any accompanying management commentary include “forward-looking statements,” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including without limitation statements regarding Merit's forecasted plans, net sales, net income (GAAP and non-GAAP), gross margin (GAAP and non-GAAP), effective tax rate, earnings per share (GAAP and non-GAAP) and other financial results, anticipated or completed acquisitions, or the introduction of new products. All forward-looking statements, including financial projections, included in this presentation are made as of the date of this presentation, and are based on information available to us as of such date. We assume no obligation to update or disclose revisions to any forward-looking statement, except as required by law or regulation. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” “plan,” or other comparable terminology. Forward- looking statements are based on our current beliefs, expectations and assumptions regarding our business, domestic and global economies, regulatory and competitive environments and other conditions. There can be no assurance that such beliefs, expectations or assumptions or any forward-looking statement will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates. Merit’s future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in its Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”) and other filings with the U.S. Securities and Exchange Commission. Such risks and uncertainties include inherent risks and uncertainties relating Merit’s internal models or the projections in this presentation; risks relating to Merit's potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology acquired through completed, proposed or future transactions; expenditures relating to research, development, testing and regulatory approval or clearance of Merit's products and risks that such products may not be developed successfully or approved for commercial use; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; restrictions on Merit's liquidity or business operations resulting from its debt agreements; infringement of Merit's technology or the assertion that Merit's technology infringes the rights of other parties; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; the potential of fines, penalties or other adverse consequences if Merit's employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; the pending exit of the United Kingdom from the European Union and uncertainties about when, how or if such exit will occur; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit's products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; changes in tax laws and regulations in the United States or other countries; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with Merit's suppliers, or failure of such suppliers to perform; fluctuations in exchange rates; uncertainties relating to the LIBOR calculation method and the expected discontinuation of LIBOR; concentration of a substantial portion of Merit's revenues among a few products and procedures; development of new products and technology that could render Merit's existing products obsolete; market acceptance of new products; volatility in the market price of Merit's common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; introduction of products in a timely fashion; price and product competition; availability of labor and materials; fluctuations in and obsolescence of inventory; and other factors referred to in the Annual Report. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future results, and Merit assumes no obligation to update or disclose revisions to those estimates.

NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period- over-period comparisons of such operations. Certain financial measures included in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures used in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non- GAAP financial measures used in this presentation may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. TRADEMARKS Unless noted otherwise, trademarks used in this presentation are the property of Merit Medical Systems, Inc., in the United States and other jurisdictions. 3

Revenue $ 243.0 M $ 221.7 M $ 736.9 M $ 649.5 M Gross Margin 42.8% 46% 43.5% 44.7 % Net Income $ (3.4) M $ 16.6 M $ 9.7 M $ 32.8 M EPS $ (0.06) $ 0.30 $ 0.17 $ 0.62 YTD 2018 Q3 2019 Q3 2018 YTD 2019 Financial Summary GAAP 4

Financial Summary Non-GAAP* * See "Notes to Non-GAAP Financial Measures" below for full definition of all Non-GAAP measures. † Non-GAAP measure, representing net organic sales on a constant currency basis. 5 Revenue (Core, Constant Currency)† $ 231.3 M $ 221.7 M $ 701.1 M $ 649.5 M Non-GAAP Gross Margin 48.1% 49.8% 48.7% 48.7 % Non-GAAP Net Income $ 15.7 M $ 26.0 M $ 60.0 M $ 64.3 M Non-GAAP EPS $ 0.28 $ 0.47 $ 1.06 $ 1.21 Q3 2019 Q3 2018 YTD 2019 YTD 2018

6 Revised Guidance Based upon information currently available to Merit’s management, Merit estimates for the year ending December 31, 2019, absent material acquisitions, non-recurring transactions or other factors beyond Merit’s control, the following: Financial Measure Net Sales $1,007 - $1,029 million $986 - $995 million GAAP Earnings per share $0.62 - $0.84 $0.27 - $0.33 Gross Margin 44.1% - 44.8% 43.2% - 43.6% Non-GAAP Earnings per share $1.74 - $1.97 $1.40 - $1.46 Gross Margin 49.2% - 49.9% 48.4% - 48.7% Prior Guidance Revised Guidance Merit’s financial guidance for the year ending December 31, 2019 is subject to risks and uncertainties identified in Merit’s public filings.

Q3 2019 Revenue by Region * Non-GAAP measure, representing net organic sales on a constant currency basis. See "Notes to Non- GAAP Financial Measures" below for full definition of all Non-GAAP measures. 7 (Non-GAAP 17.8%) (Non-GAAP 56.5%) (Non-GAAP 25.7%)

(Non-GAAP 19.0%) (Non-GAAP 54.4%) (Non-GAAP 26.6%) YTD 2019 Revenue by Region * Non-GAAP measure, representing net organic sales on a constant currency basis. See "Notes to Non- GAAP Financial Measures" below for full definition of all Non-GAAP measures. 8

9 New Products for Introduction during the First Half of 2020 – Arcadia™ Kyphoplasty System – SYNC Evo™ and SYNCH™ Vascular Closure Devices – New ReSolve® Mini Pigtail Drainage Catheter – New Fountain® Infusion Catheter – GO2 Wire™ – Concierge Catalyst ™ Specialty Catheter

GROWTH PRODUCTS | EMBOLOTHERAPY • Embosphere® Microspheres • Torpedo™ Gelatin Foam • EmboCube™ Embolization Gelatin 10

GROWTH PRODUCTS | EMBOLOTHERAPY

- SwiftNINJA® Steerable Microcatheter
- Merit Pursue™ Microcatheters
- Merit Maestro® Microcatheter
- True Form™ Reshapable Guide Wire


SwiftNINJA

MERIT MEDICAL
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GROWTH PRODUCTS | ELECTROPHYSIOLOGY • HeartSpan® Transseptal Needle • HeartSpan® Steerable Sheath Introducer • Worley™ Advanced LV Lead Delivery System • Prelude SNAP™ Splittable Sheath Introducer 12

GROWTH PRODUCTS | DRAINAGE • ReSolve® Plus Locking Drainage Catheters • ReSolve CirQ™ Nephrostomy Catheter • ReSolve® Biliary Locking Drainage Catheters • Revolution™ Catheter Securement Device • StayFIX® Fixation Device 13

• MAK-NV™ Introducer System • OneStep™ Centesis Catheters • Merit Drainage Depot™ Bags GROWTH PRODUCTS | DRAINAGE 14

GROWTH PRODUCTS | RADIAL • SYNC EVO™ Radial Compression Device • SYNC DISTAL™ Distal Radial Compression Device • Prelude IDeal™ Hydrophilic Sheath Introducer • PreludeEASE™ Hydrophilic Sheath Introducer • Prelude® Short Sheath Introducer 15

GROWTH PRODUCTS | DRAINAGE • ReSolve ConvertX® Nephroureteral Stent System 16

GROWTH PRODUCTS | FLUID MANAGEMENT • Merit® Manifolds • Medallion® Syringes • Inject8™ Coronary Control Syringes • High Pressure Tubing • Meritrans® Pressure Transducers • TRAM® Manifold with Integral Transducer • Fluid Administration Systems • Miser® Contrast Management System 17

NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see the accompanying press release and forward-looking statement disclosure. These presentation materials and associated commentary from Merit’s management, as well as the press release issued today, use non-GAAP financial measures, including: • constant currency revenue, • core revenue, • core revenue on a constant currency basis, • non-GAAP gross margin, • non-GAAP net income, and • non-GAAP earnings per share. Merit’s management team uses these non-GAAP financial measures to evaluate Merit’s profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of its operating segments, and to measure and allocate financial resources internally. However, Merit’s management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. Readers should consider non-GAAP measures used in this release in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Merit believes it is useful to exclude such items in the calculation of non-GAAP earnings per share, non-GAAP gross margin and non-GAAP net income (in each case, as further illustrated in the reconciliation table below) because such amounts in any specific period may not directly correlate to the underlying performance of Merit’s business operations and can vary significantly between periods as a result of factors such as new acquisitions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, expenses resulting from non-ordinary course litigation, governmental proceedings or changes in tax or industry regulations, and debt issuance costs. Merit may incur similar types of expenses in the future, and the non-GAAP financial information included in this release should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this release may not be comparable with similarly titled measures of other companies. Merit urges investors and potential investors to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. 18

NOTES TO NON-GAAP FINANCIAL MEASURES (cont.) Constant Currency Revenue Merit’s revenue on a constant currency basis is prepared by translating the current-period reported revenue of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. The constant currency revenue adjustments of $2.4 million and $11.8 million for the three and nine-month periods ended September 30, 2019, respectively, were calculated using the applicable average foreign exchange rates for the three and nine-month periods ended September 30, 2018, respectively. Core Revenue and Core Revenue on a Constant Currency Basis Merit’s core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three and nine-month periods ended September 30, 2019, Merit’s core revenue excludes revenues attributable to (i) the acquisition of (1) certain divested assets of Becton, Dickinson and Company in February 2018 (excluded January 2019 only), (2) the assets of DirectACCESS Medical, LLC in May 2018 (excluded through April 2019 only), (3) Cianna Medical, Inc. in November 2018,(4) the assets of Vascular Insights, LLC in December 2018,(5) Brightwater Medical, Inc. in June 2019, and (6) Fibrovein Holdings Limited in August 2019 and (ii) distribution arrangements executed with NinePoint Medical, Inc. in April 2018 (excluded through April 2019 only) and QXMedical, LLC in May 2018 (excluded through May 2019 only). Core revenue on a constant currency basis is defined as core revenue (as described in the first sentence of this paragraph) adjusted to eliminate the foreign exchange impact related to those core revenues for the relevant period, using the applicable average foreign exchange rates in effect for the comparable prior-year periods presented. Non-GAAP Gross Margin Non-GAAP gross margin is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets and inventory mark-up related to acquisitions. Non-GAAP Net Income Non-GAAP net income is calculated by adjusting GAAP net income for certain items which are deemed by Merit’s management to be outside of core operations and vary in amount and frequency among periods, such as expenses related to new acquisitions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, severance expenses, expenses resulting from non-ordinary course litigation, governmental proceedings or changes in tax or industry regulations, and debt issuance costs, as well as other items set forth in the tables below. Non-GAAP EPS Non-GAAP EPS is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period. Other Non-GAAP Financial Measure Reconciliation The following tables set forth supplemental financial data and corresponding reconciliations of non-GAAP net income and non-GAAP earnings per share to Merit’s net income and earnings per share prepared in accordance with GAAP, in each case, for the three and nine-month periods ended September 30, 2019 and 2018.The non-GAAP income adjustments referenced in the following tables do not reflect stock-based compensation expense of approximately $2.6 million and $1.7 million for the three-month periods ended September 30, 2019 and 2018, respectively, and approximately $6.9 million and $4.5 million for the nine-month periods ended September 30, 2019 and 2018, respectively. 19

Reconciliation of GAAP Net Income to Non-GAAP Net Income

(Unaudited, in thousands except per share amounts)

	Three Months Ended September 30, 2019				Three Months Ended September 30, 2018			
	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact
GAAP net income (loss)	$ (5,690)	$ 2,292	$ (3,398)	$ (0.06)	$ 19,385	$ (2,766)	$ 16,619	$ 0.30
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	12,725	(3,259)	9,466	0.17	8,150	(2,083)	6,067	0.12
Inventory mark-up related to acquisitions	55	(14)	41	0.00	216	(56)	160	0.00
Operating expenses								
Severance	2,721	(700)	2,021	0.03	318	(49)	269	0.00
Acquisition-related (b)	1,156	(154)	1,002	0.02	529	(136)	393	0.01
Medical Device Regulation expenses (c)	83	(21)	62	0.00	—	—	—	—
Fair value adjustments to contingent consideration (d)	392	(91)	301	0.01	(661)	(32)	(693)	(0.01)
Long-term asset impairment charges (e)	196	(50)	146	0.00	—	—	—	—
Acquired in-process research and development	—	—	—	—	75	(19)	56	0.00
Intangible asset impairment charges (f)	2,702	(696)	2,006	0.04	658	(169)	489	0.01
Amortization of intangibles	2,783	(732)	2,051	0.04	2,399	(636)	1,763	0.03
Special legal expense (g)	2,362	(608)	1,754	0.03	946	(243)	703	0.01
Other (Income) Expense								
Amortization of long-term debt issuance costs	268	(69)	199	0.00	201	(52)	149	0.00
Non-GAAP net income	$ 19,753	$ (4,102)	$ 15,651	$ 0.28	$ 32,216	$ (6,241)	$ 25,975	$ 0.47
Diluted shares				55,152				55,103

MERIT MEDICAL 20

Reconciliation of GAAP Net Income to Non-GAAP Net Income
(Unaudited, in thousands except per share amounts)

	Nine Months Ended September 30, 2019				Nine Months Ended September 30, 2018			
	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact
GAAP net income	$ 10,155	$ (499)	$ 9,656	$ 0.17	$ 37,309	$ (4,481)	$ 32,828	$ 0.62
Non-GAAP adjustments:								
Cost of Sales								
Amortization of intangibles	36,882	(9,444)	27,438	0.48	22,550	(5,759)	16,791	0.31
Inventory mark-up related to acquisitions	939	(241)	698	0.01	3,978	(1,024)	2,954	0.06
Operating expenses								
Severance	3,543	(912)	2,631	0.05	480	(91)	389	0.01
Acquisition-related (b)	2,897	(589)	2,308	0.04	3,119	(803)	2,316	0.04
Medical Device Regulation expenses (c)	196	(50)	146	0.00	—	—	—	—
Fair value adjustments to contingent consideration (d)	3,573	(275)	3,298	0.06	(442)	(88)	(530)	(0.01)
Long-term asset impairment charges (e)	829	(213)	616	0.01	86	(22)	64	0.00
Acquired in-process research and development	525	(135)	390	0.01	381	(98)	283	0.01
Intangible asset impairment charges (f)	3,250	(837)	2,413	0.04	657	(169)	488	0.01
Amortization of intangibles	8,289	(2,182)	6,107	0.11	6,864	(1,824)	5,040	0.09
Special legal expense (g)	5,040	(1,297)	3,743	0.07	4,283	(1,102)	3,181	0.06
Other (Income) Expense								
Amortization of long-term debt issuance costs	670	(172)	498	0.01	603	(155)	448	0.01
Tax expense related to restructuring (h)	—	92	92	0.00	—	—	—	—
Non-GAAP net income	$ 76,788	$ (16,754)	$ 60,034	$ 1.06	$ 79,868	$ (15,616)	$ 64,252	$ 1.21
Diluted shares				56,393				53,096

MERIT MEDICAL
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(a) Reflects the tax effect associated with pre-tax income and the non-GAAP adjustments. (b) Represents transaction costs and certain integration costs, including travel, related to acquisitions. (c) Represents incremental expenses incurred to comply with the pending Medical Device Regulation (MDR) in Europe. (d) Represents changes in the fair value of contingent consideration liabilities and contingent receivables as a result of acquisitions. (e) Represents abandoned patents and other long-term assets. (f) Represents impairment charges related to certain acquired intangible assets. (g) Costs incurred in responding to an inquiry from the U.S. Department of Justice. (h) Net tax expense related to non-recurring tax withholdings in connection with restructuring of certain international subsidiaries Footnotes to Reconciliations of GAAP Net Income to Non-GAAP Net Income 22

Reconciliation of Reported Revenue to Core Revenue (Non-GAAP), Constant Currency Revenue (Non-GAAP), and Core Revenue on a Constant Currency Basis (Non-GAAP)
(Unaudited; in thousands except percentages)

	Three Months Ended September 30,						Nine Months Ended September 30,					
	% Change			2019		2018	% Change			2019		2018
Reported Revenue	9.6	%	$	243,049	$	221,659	13.5	%	$	736,930	$	649,504
Add: Impact of foreign exchange (a)				2,365		—				11,826		—
Constant Currency Revenue	**10.7**	**%**	**$**	**245,414**	**$**	**221,659**	**15.3**	**%**	**$**	**748,756**	**$**	**649,504**

	Three Months Ended September 30,						Nine Months Ended September 30,					
	% Change			2019		2018	% Change			2019		2018
Reported Revenue	9.6	%	$	243,049	$	221,659	13.5	%	$	736,930	$	649,504
Less: Revenue from certain acquisitions (b)				(14,145)		—				(47,664)		—
Core Revenue	**3.3**	**%**	**$**	**228,904**	**$**	**221,659**	**6.1**	**%**	**$**	**689,266**	**$**	**649,504**
Add: Impact of foreign exchange (a)				2,365		—				11,826		—
Core Revenue on a Constant Currency Basis	**4.3**	**%**	**$**	**231,269**	**$**	**221,659**	**7.9**	**%**	**$**	**701,092**	**$**	**649,504**

(a) The constant currency revenue adjustment of $2.4 million and $11.8 million to reported revenue and to core revenue, for the three and nine months ended September 30, 2019, respectively, were calculated using the applicable average foreign exchange rates for the three and nine months ended September 30, 2018.

(b) Merit's core revenue is defined (a) with respect to prior fiscal year periods, as GAAP revenue, and (b) with respect to current fiscal year periods, as GAAP revenue, less revenue from certain acquisitions and strategic transactions. For the three and nine-month periods ended September 30, 2019, Merit's core revenue excludes revenues attributable to (i) the acquisition of (1) certain divested assets of Becton, Dickinson and Company in February 2018 (excluded January 2019 only), (2) the assets of DirectACCESS Medical, LLC in May 2018 (excluded through April 2019 only), (3) Cianna Medical, Inc. in November 2018, (4) the assets of Vascular Insights, LLC in December 2018, (5) Brightwater Medical, Inc. in June 2019, and (6) Fibrovein Holdings Limited in August 2019 and (ii) distribution arrangements executed with NinePoint Medical, Inc. in April 2018 (excluded through April 2019 only) and QXMedical, LLC in May 2018 (excluded through May 2019 only). Core revenue on a constant currency basis is defined as core revenue (as described in the first sentence of this paragraph) adjusted to eliminate the foreign exchange impact related to those core revenues for the relevant period, using the applicable average foreign exchange rates in effect for the comparable prior-year periods presented.

MERIT MEDICAL 23

24 Reconciliation of Reported Gross Margin to Non-GAAP Gross Margin (Non-GAAP) (Unaudited, as a percentage of reported revenue) 2019 2018 2019 2018 Reported Gross Margin 42.8% 46.0% 43.5% 44.7 % Add back impact of: Amortization of intangibles 5.2% 3.7% 5.0% 3.4 % Inventory mark-up related to acquisitions 0.1% 0.1% 0.2% 0.6 % Non-GAAP Gross Margin 48.1% 49.8% 48.7% 48.7 % September 30, September 30, Three Months Ended Nine Months Ended